Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

/s/ Keith E. Bailey
Keith E. Bailey
Director

Exhibit 24

POWER OF ATTORNEY

            WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

/s/ R. A. Bemis
Richard A. Bemis
Director

Exhibit 24

POWER OF ATTORNEY

             WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

 /s/ William J. Brodsky
William J. Brodsky
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

/s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

 /s/ Pastora San Juan Cafferty
Pastora San Juan Cafferty
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

 /s/ Ellen Carnahan
Ellen Carnahan
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

 /s/ Robert C. Gallagher
Robert C. Gallagher
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

 /s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

 /s/ J. W. Higgins
John W. Higgins
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

/s/ James L. Kemerling
James L. Kemerling
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

/s/ Michael E. Lavin
Michael E. Lavin
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

/s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group 2010 Omnibus Incentive Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 15th day of July, 2010.

/s/ Charles A. Schrock
Charles A. Schrock
Director